CERTIFICATE OF ELIMINATION

                                      OF

                           SERIES A PREFERRED STOCK

                                      OF

                             INNOVUS CORPORATION

                      (Pursuant to Section 151(g) of the
                      Delaware General Corporation Law)

      INNOVUS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify that the following resolutions respecting Series A Preferred Stock were duly adopted by the Corporation's Board of Directors:

           RESOLVED, that no shares of the Corporation's Series A Preferred Stock are outstanding and that no shares of the Series A Preferred Stock will be issued subject to the certificate of designations previously filed with respect to the Series A Preferred Stock; and

           FURTHER RESOLVED, that the officers of the Corporation are directed to file with the Secretary of State of the State of Delaware a certificate pursuant to Section 151(g) of the General Corporation Law of the State of Delaware setting forth these resolutions in order to eliminate from the Corporation's certificate of incorporation all matters set forth in the certificate of designations with respect to the Series A Preferred Stock.

      In witness whereof, the Corporation has caused this Certificate to be signed by its duly authorized officer this 15th day July, 1998.


                       INNOVUS CORPORATION


                       By:   TERRY HAAS
                             -----------------------------
                             Terry Haas, President



                          CERTIFICATE OF ELIMINATION

                                      OF

                           SERIES C PREFERRED STOCK

                                      OF

                             INNOVUS CORPORATION

                      (Pursuant to Section 151(g) of the
                      Delaware General Corporation Law)

      INNOVUS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify that the following resolutions respecting Series C Preferred Stock were duly adopted by the Corporation's Board of Directors:

           RESOLVED, that no shares of the Corporation's Series C Preferred Stock are outstanding and that no shares of the Series C Preferred Stock will be issued subject to the certificate of designations previously filed with respect to the Series C Preferred Stock; and

           FURTHER RESOLVED, that the officers of the Corporation are directed to file with the Secretary of State of the State of Delaware a certificate pursuant to Section 151(g) of the General Corporation Law of the State of Delaware setting forth these resolutions in order to eliminate from the Corporation's certificate of incorporation all matters set forth in the certificate of designations with respect to the Series C Preferred Stock.

      In witness whereof, the Corporation has caused this Certificate to be signed by its duly authorized officer this 15th day July, 1998.


                       INNOVUS CORPORATION


                       By:   TERRY HAAS
                             ---------------------------
                             Terry Haas, President



                          CERTIFICATE OF ELIMINATION

                                      OF

                           SERIES D PREFERRED STOCK

                                      OF

                             INNOVUS CORPORATION

                      (Pursuant to Section 151(g) of the
                      Delaware General Corporation Law)

      INNOVUS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify that the following resolutions respecting Series D Preferred Stock were duly adopted by the Corporation's Board of Directors:

           RESOLVED, that no shares of the Corporation's Series D Preferred Stock are outstanding and that no shares of the Series D Preferred Stock will be issued subject to the certificate of designations previously filed with respect to the Series D Preferred Stock; and

           FURTHER RESOLVED, that the officers of the Corporation are directed to file with the Secretary of State of the State of Delaware a certificate pursuant to Section 151(g) of the General Corporation Law of the State of Delaware setting forth these resolutions in order to eliminate from the Corporation's certificate of incorporation all matters set forth in the certificate of designations with respect to the Series D Preferred Stock.

      In witness whereof, the Corporation has caused this Certificate to be signed by its duly authorized officer this 15th day July, 1998.


                       INNOVUS CORPORATION


                       By:   TERRY HAAS
                             --------------------
                             Terry Haas, President





                          CERTIFICATE OF ELIMINATION

                                      OF

                           SERIES E PREFERRED STOCK

                                      OF

                             INNOVUS CORPORATION

                      (Pursuant to Section 151(g) of the
                      Delaware General Corporation Law)

      INNOVUS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify that the following resolutions respecting Series E Preferred Stock were duly adopted by the Corporation's Board of Directors:

           RESOLVED, that no shares of the Corporation's Series E Preferred Stock are outstanding and that no shares of the Series E Preferred Stock will be issued subject to the certificate of designations previously filed with respect to the Series E Preferred Stock; and

           FURTHER RESOLVED, that the officers of the Corporation are directed to file with the Secretary of State of the State of Delaware a certificate pursuant to Section 151(g) of the General Corporation Law of the State of Delaware setting forth these resolutions in order to eliminate from the Corporation's certificate of incorporation all matters set forth in the certificate of designations with respect to the Series E Preferred Stock.

      In witness whereof, the Corporation has caused this Certificate to be signed by its duly authorized officer this 15th day July, 1998.


                       INNOVUS CORPORATION


                       By:   TERRY HAAS
                             ------------------
                             Terry Haas, President




                          CERTIFICATE OF ELIMINATION

                                      OF

                           SERIES F PREFERRED STOCK

                                      OF

                             INNOVUS CORPORATION

                      (Pursuant to Section 151(g) of the
                      Delaware General Corporation Law)

      INNOVUS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify that the following resolutions respecting Series F Preferred Stock were duly adopted by the Corporation's Board of Directors:

           RESOLVED, that no shares of the Corporation's Series F Preferred Stock are outstanding and that no shares of the Series F Preferred Stock will be issued subject to the certificate of designations previously filed with respect to the Series F Preferred Stock; and

           FURTHER RESOLVED, that the officers of the Corporation are directed to file with the Secretary of State of the State of Delaware a certificate pursuant to Section 151(g) of the General Corporation Law of the State of Delaware setting forth these resolutions in order to eliminate from the Corporation's certificate of incorporation all matters set forth in the certificate of designations with respect to the Series F Preferred Stock.

      In witness whereof, the Corporation has caused this Certificate to be signed by its duly authorized officer this 15th day July, 1998.


                       INNOVUS CORPORATION


                       By:   TERRY HAAS
                             -------------------
                             Terry Haas, President




                          CERTIFICATE OF ELIMINATION

                                      OF

                           SERIES G PREFERRED STOCK

                                      OF

                             INNOVUS CORPORATION

                      (Pursuant to Section 151(g) of the
                      Delaware General Corporation Law)

      INNOVUS CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify that the following resolutions respecting Series G Preferred Stock were duly adopted by the Corporation's Board of Directors:

           RESOLVED, that no shares of the Corporation's Series G Preferred Stock are outstanding and that no shares of the Series G Preferred Stock will be issued subject to the certificate of designations previously filed with respect to the Series G Preferred Stock; and

           FURTHER RESOLVED, that the officers of the Corporation are directed to file with the Secretary of State of the State of Delaware a certificate pursuant to Section 151(g) of the General Corporation Law of the State of Delaware setting forth these resolutions in order to eliminate from the Corporation's certificate of incorporation all matters set forth in the certificate of designations with respect to the Series G Preferred Stock.

      In witness whereof, the Corporation has caused this Certificate to be signed by its duly authorized officer this 15th day July, 1998.


                       INNOVUS CORPORATION


                       By:   TERRY HAAS
                             --------------------
                             Terry Haas, President